Long-term Obligations under Capital Lease - Repayments Due for Obligations Under Capital Lease (Detail) $ in Thousands	Dec. 31, 2017 USD ($)
Capital Lease Obligations [Abstract]
2018	$ 55,860
2019	59,485
2020	147,930
2021	43,881
2022	44,337
Thereafter	334,697
Capital Leases, Future Minimum Payments Due, Total	686,190
Less amounts representing interest	(37,350)
Capital Lease Obligation	$ 648,840